Fifth Amendment to Credit Agreement

     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and effective as of June 27, 2003, by and among COMPUDYNE CORPORATION (the "Borrower"), the GUARANTORS party to this Fifth Amendment and the Credit Agreement referred to below (collectively, the "Guarantors"), the BANKS party to this Fifth Amendment and the Credit Agreement referred to below (collectively and together with the Agent, the "Banks") and PNC BANK, NATIONAL ASSOCIATION, individually and in its capacity as agent for the Banks under the Credit Agreement referred to below (hereinafter referred to in such capacity as the "Agent").

                          WITNESSETH:

WHEREAS, reference is made to (i) that certain Credit Agreement dated November 16, 2001, as amended by that First Amendment to Credit Agreement dated as of December 19, 2001, that Second Amendment to Credit Agreement dated as of April 22, 2002, that Third Amendment to Credit Agreement dated and effective as of September 30, 2002 and that Fourth Amendment to Credit Agreement dated as of March 21, 2003 (the "Fourth Amendment"), by and among the Borrower, the Guarantors party thereto, the Banks party thereto and the Agent (as the same may be further amended, restated, supplemented or modified from time to time, the "Credit Agreement") pursuant to which the Banks made available to the Borrower a $30,000,000 revolving credit facility (including a $6,000,000 letter of credit subfacility and a $2,000,000 swing line of credit) and a $5,000,000 term loan, and (ii) those Notes of the Borrower evidencing its obligations under the Credit Agreement and the Loan Documents, comprised of a $3,000,000 Amended and Restated Term Note dated December 19, 2001, an $18,000,000 Second Amended and Restated Revolving Credit Note dated April 22, 2002, a $2,000,000
Term Note dated December 19, 2001, a $12,000,000 Amended and Restated Revolving Credit Note dated April 22, 2002 and a $2,000,000 Swing Line Note dated November 16, 2001 (collectively, the "Notes");
WHEREAS, contemporaneously with the execution of this Fifth Amendment and as permitted by the terms of the Credit Agreement, SunTrust Bank ("SunTrust") has assigned: (i) to SunBank ("SunBank"), 49.1875% of its rights and interests in, and SunBank has assumed such percentage interest in, the Commitments of SunTrust under the Credit Agreement and the Loan Documents, by virtue of execution of an Assignment and Assumption Agreement between SunTrust and SunBank even date herewith (the "SunBank Assignment and Assumption Agreement"); and (ii) to PNC Bank, National Association ("PNC"), 50.8143% of its rights and interests in, and PNC has assumed such percentage interest in, the Commitments of SunTrust under the Credit Agreement and the Loan Documents, by virtue of execution of an Assignment and Assumption Agreement between SunTrust and PNC even date herewith (the "PNC Assignment and Assumption Agreement"); and

     WHEREAS, pursuant to the terms of the SunBank Assignment and Assumption Agreement and the Credit Agreement, the Borrower has executed and delivered to SunBank the following Notes (the "SunBank Notes"):
(i) a Revolving Credit Note dated June 27, 2003 in the stated principal amount of $5,455,000; and (ii) a Term Note dated June 27, 2003 in the stated principal amount of $545,000. All references to the "Notes" in the Credit Agreement and each of the Loan Documents shall hereinafter refer to and include the SunBank Notes; and

     WHEREAS, pursuant to the terms of the PNC Assignment and Assumption Agreement and the Credit Agreement, the Borrower has executed and delivered to PNC Bank the following Notes (the "Amended PNC Notes"):
(i) a Third Amended and Restated Revolving Credit Note dated June 27, 2003 in the stated principal amount of $19,545,000; and (ii) a Second Amended and Restated Term Note dated June 27, 2003 in the stated principal amount of $1,951,666.65. All references to the "Notes" in the Credit Agreement and each of the Loan Documents shall hereinafter refer to and include the Amended PNC Notes; and

     WHEREAS, the Borrower, the Guarantors, the Agent and the Banks desire to further amend the Credit Agreement as provided for below.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Credit Agreement. The Credit Agreement is amended as set forth in Exhibit A. Any and all references to the Credit Agreement in any of the Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby. Any initially capitalized terms used in this Fifth Amendment without definition shall have the meanings assigned to those terms in the Credit Agreement.

2. Incorporation into Credit Agreement. This Fifth Amendment is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Fifth Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document, the terms and provisions hereof shall control.

3. Representations. In order to induce the Banks and the Agent to enter into this Fifth Amendment and agree to the transactions herein specified, Borrower and Guarantors represent and warrant as follows:

       (a) Borrower and each of the Guarantors is a corporation duly organized and in good standing under the laws of their respective states of incorporation. Borrower and each of the Guarantors has the power to own its property and to carry on its business as now being conducted. Borrower and each of the Guarantors is duly qualified to do business in every other jurisdiction in which the character of the property owned or the nature of the business conducted makes qualification necessary;

       (b) None of Borrower or any of the Guarantors is in violation of its articles of incorporation or bylaws, or in default in the performance of any material obligation, agreement, permit or license agreement to which it is a party or by which it is bound. The execution and delivery of this Fifth Amendment, the SunBank Notes and the Amended PNC Notes, and all other documents as specified herein, the performance and fulfillment of the terms herein and therein set forth and the consummation of the transactions herein or therein contemplated do not and will not constitute a breach of, or default under, any of Borrower's or Guarantors' articles of incorporation or bylaws, or any other agreement, indenture or other instrument by which it is bound, or any applicable law, administration regulation or court decree. All corporate and other actions, consents or authorizations which may be necessary or appropriate for the execution, delivery of and compliance with this Fifth Amendment, the SunBank Notes, the Amended PNC Notes and all documents and instruments herein set forth have been taken or obtained. Upon their execution and delivery, this Fifth Amendment, the SunBank Notes, the Amended PNC Notes and such other documents and instruments will constitute the valid and legally binding obligations of Borrower and Guarantors, enforceable against Borrower and Guarantors in accordance with their respective terms.

       (c) As of the date hereof, no Event of Default (as defined in the Credit Agreement) or any event, fact or circumstance which, with the passage of time or the giving of notice, or both, would constitute an Event of Default, has occurred and is continuing.

       (d) All representations and warranties of Borrower and Guarantors to the Banks as set forth in the Credit
              Agreement and each of the Loan Documents (as defined in the Credit Agreement) are true and correct as of the date hereof as if fully set forth herein at length.

       (e) None of Borrower or any of the Guarantors has any defense, set-off, claim or counterclaim to or against, or with respect to, full and prompt payment and performance by Borrower of all of Borrower's debts, liabilities or obligations to Agent or any of the Banks under the Credit Agreement and under the Loan Documents.

4. Collateral Confirmation. The Borrower and the Guarantors hereby confirm that any collateral for the Obligations, including but not limited to liens, security interests, mortgages, and pledges granted by the Borrower, the Guarantors or third parties (if applicable), shall continue unimpaired and in full force and effect.

5. Guarantor Reaffirmation. The Guarantors hereby affirm, acknowledge and agree that their respective guaranty agreements continue in full force and effect with respect to the Obligations, as modified and amended by this Fifth Amendment, and shall specifically extend to and include the SunBank Notes and the Amended PNC Notes. None of the Guarantors has any defense, offset or counterclaim to full performance and observance of their respective liabilities under the guaranty agreements as reaffirmed hereby. Each Guarantor hereby acknowledges and affirms that it has and will continue to realize tangible and significant direct economic benefit from the transactions described in the Credit Agreement, as amended hereby, the Notes and the other Loan Documents and hereby irrevocably and unconditionally acknowledge the receipt of good and valuable consideration for the execution and delivery of their respective guaranty agreements.

6.     Release of Agent and Banks.   As additional consideration for the
Agent's and the Banks' entering into this Fifth Amendment, the Borrower and each Guarantor hereby fully and unconditionally releases and forever discharges the Agent and the Banks, their respective agents, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on any of their respective behalves (the "Released Parties") of and from any and all claims, liabilities, demands, obligations, damages, losses, actions and causes of action whatsoever which the Borrower or any Guarantor may now have or claim to have against the Agent or any Bank or any other Released Parties as of the date hereof, whether presently known or unknown and of any nature and extent whatsoever, including, without limitation, on account of or in any way affecting, concerning or arising out of or founded upon the Credit Agreement, this Fifth Amendment or any of the Loan Documents, including but not limited to all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings between the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Loans, the Notes, the Obligations or any of the Loan Documents. The obligations of the Borrower and the Guarantors under the Loan Documents and this Fifth Amendment shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by:

          (i) any exercise or nonexercise of any right, remedy, power or privilege under or in respect of this Fifth Amendment, any Loan Document, any document relating to or evidencing any of the Agent's or any Bank's liens or applicable law, including, without limitation, any waiver, consent, extension, indulgence or other action or inaction in respect thereof; or

          (ii) any other act or thing or omission or delay to do any other act or thing which could operate to or as a discharge of the Borrower or any Guarantor as a matter of law, other than payment in full of all Obligations, including but not limited to all obligations under the Loan Documents and this Fifth Amendment.

The Borrower and each of the Guarantors further agrees to indemnify and hold the Agent and the Banks and their respective officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys' fees) suffered by or rendered against the Agent or the Banks, or any of them, on account of any claims arising out of or relating to the Obligations. The Borrower and each of the Guarantors further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

7. Counterparts. This Fifth Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

8. Binding Effect. This Fifth Amendment will be binding upon and inure to the benefit of the Borrower, the Guarantors, the Banks and the Agent and their respective heirs, executors, administrators, successors and assigns.

9.     Additional Conditions and Covenants.   The following agreements
and covenants constitute additional and substantial consideration for the Banks' agreement to effect the amendments to the Credit Agreement set forth herein:

      (a) The Borrower shall reimburse the Agent for its out of pocket fees and expenses incurred in connection with this Fifth Amendment, including, without limitation, its attorney fees and expenses.

      (b) SunTrust and SunBank shall have duly executed the SunBank Assignment and Assumption Agreement in substantially the form attached hereto as Appendix 1, and a true and correct copy thereof shall have been provided to the Agent.

      (c)     SunTrust and PNC shall have duly executed the PNC
              Assignment and Assumption Agreement in substantially the form attached hereto as Appendix 2, and a true and correct copy thereof shall have been provided to the Agent.

      (d) The Borrower shall have duly executed and delivered the SunBank Notes in substantially the form attached hereto as Appendix 3, and a true and correct copy thereof shall have been provided to the Agent.

      (e) The Borrower shall have duly executed and delivered the Amended PNC Notes in substantially the form attached hereto as Appendix 4, and a true and correct copy thereof shall have been provided to the Agent.

      (f) The Borrower and the Guarantors shall execute such reaffirmation documents and other documents, instruments and agreements that the Agent may request from time to time in order to evidence, ratify and affirm its obligations under the Credit Agreement and the other Loan Documents and the security interests, liens and pledges effected thereby.

      (g) The Borrower shall pay a commitment fee to the Agent on behalf of SunBank in the amount of $10,000.

10. Representation by Counsel. The Borrower and each Guarantor represents and warrants that it is represented by legal counsel of its choice and that its counsel has had the opportunity to review this Fifth Amendment, that it is fully aware of the terms contained herein and that it has voluntarily and without coercion or duress of any kind or nature whatsoever entered into this Fifth Amendment. The provisions of this Fifth Amendment shall survive the execution and delivery of this Fifth Amendment.

11. LIMITATION ON DAMAGES. NEITHER THE AGENT, ANY BANK NOR ANY AGENT OR ATTORNEY FOR OR OF THE AGENT OR ANY BANK SHALL BE LIABLE TO THE BORROWER OR ANY GUARANTOR FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER
WRONG RELATING TO THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF
THE OBLIGATIONS, AS DEFINED IN ANY LOAN DOCUMENT OR THE ACTION OR INACTION OF THE AGENT OR ANY BANK OR THE BORROWER OR ANY GUARANTOR UNDER THIS FOURTH AMENDMENT OR ANY LOAN DOCUMENT OR OTHERWISE.

12. Elimination of Fourth Amendment Condition. The requirement regarding the Subordinated Cash Event set forth in Section 9(e) of the Fourth Amendment is hereby eliminated.

13. Ratification of Loan Documents. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged and in full force and effect, and are hereby ratified and affirmed. Except as expressly provided herein, this Fifth Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Banks' rights and remedies (all of which are hereby reserved). The Borrower and each of the Guarantors expressly ratifies and confirms the confession of judgment (if applicable) and waiver of jury trial provisions contained in the Loan Documents as if set forth herein in their entirety as of the date hereof.

                [SIGNATURE PAGE FOLLOWS IMMEDIATELY]


     WITNESS the due execution hereof as of the day and year first above written.




COMPUDYNE CORPORATION,
a Nevada corporation


By:
Title:  CFO-Treasurer


CORRLOGIC, INC.,
a Nevada corporation


By:
Title: Vice President



FIBER SENSYS, INC.,
an Oregon corporation


By:
Title: Vice President



NEW TIBURON, INC.,
a Virginia corporation


By:
Title: Vice President



NORMENT SECURITY GROUP, INC.,
a Delaware corporation


By:
Title: Vice President



NORSHIELD CORPORATION,
an Alabama corporation


By:
Title: Vice President



QUANTA SYSTEMS CORPORATION,
a Connecticut corporation


By:
Title:




SYSCO SECURITY SYSTEMS, INC., now by
name change SECURETRAVEL, INC.
a Nevada corporation


By:
Title: Vice President



PNC BANK, NATIONAL ASSOCIATION,
as a Bank and as Agent


By:
Title:  Vice President



SUNBANK

By:
Title:  Regional President





               AMENDMENTS TO CREDIT AGREEMENT

                         EXHIBIT A

     The Credit Agreement is hereby amended as follows:

     I.     Background to Amendment

            The Borrower, the Guarantors, the Banks and the Agent desire to amend the Credit Agreement to reallocate the amount of the Banks' Commitments, to reduce the total amounts of the Commitments and to modify the definition of "Fixed Charges".

     II.    Credit Agreement Amendments

            a)  The definition of "Fixed Charges" set forth in Section
1.1 is deleted and restated in its entirety as follows:

                "Fixed Charges" shall mean for any period of
            determination the sum of interest expense and scheduled principal installments on Indebtedness (as adjusted for prepayments) for the prior four (4) fiscal quarters in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP."

            b) Part 1 of Schedule 1.1(B) is deleted in its entirety and restated as follows:


Part 1 - Commitments of Banks and Addresses for Notices to Banks



Bank

Name:  PNC Bank, National Association
Address: 4242 Carlisle Pike
Camp Hill, PA  17011
Attention: Thomas J. Fowlston
Telephone  (717) 730-2404
Telecopy:  (717) 730-2387





Amount of        Amount of      Amount of
Commitment       Commitment     Commitment
for Revolving    for Term       for Swing      Total
Credit Loans       Loans         Loans*      Commitment  Ratable Shares
------------       -----         ------      ----------  --------------

$19,545,000    $1,951,666.65  $2,000,000   $21,496,666.65    78.17917%



Name: SunBank
Address: SunBank
1100 Spring Garden Drive
Suite A
Middletown, PA  17057
Attention: David Diffenderffer
Telephone:  (717) 831-0008
Telefax:  (717) 831-0072



Amount of        Amount of      Amount of
Commitment       Commitment     Commitment
for Revolving    for Term       for Swing      Total
Credit Loans       Loans         Loans*      Commitment  Ratable Shares
------------       -----         ------      ----------  --------------


$5,455,000        $545,000                   $6,000,000      21.82083%




TOTAL

$25,000,000    $2,496,666.65      $N/A     $27,496,666.65      100%
===========    =============      ====     ==============      ====

_______________________

* The Swing Line is shown as a part of the Revolving Credit Commitment of PNC Bank and is not separately combined in calculating total
Commitments in the table.










STATE OF ____________________      )
                                   ) SS:
COUNTY OF                          )


On this, the _____ day of June, 2003, before me, a Notary Public, the undersigned officer, personally appeared ____________________________, who acknowledged himself/herself to be the ____________________________ of COMPUDYNE CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                 __________________________________
                                  Notary Public


My commission expires:






STATE OF ____________________      )
                                   ) SS:
COUNTY OF                          )


On this, the _____ day of June, 2003, before me, a Notary Public, the undersigned officer, personally appeared ____________________________, who acknowledged himself/herself to be the ____________________________ of CORRLOGIC, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                 __________________________________
                                  Notary Public


My commission expires:





STATE OF ____________________      )
                                   ) SS:
COUNTY OF                          )


On this, the _____ day of June, 2003, before me, a Notary Public, the undersigned officer, personally appeared ____________________________, who acknowledged himself/herself to be the ____________________________ of FIBER SENSYS, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                 __________________________________
                                  Notary Public


My commission expires:





STATE OF ____________________      )
                                   ) SS:
COUNTY OF                          )


On this, the _____ day of June, 2003, before me, a Notary Public, the undersigned officer, personally appeared ____________________________, who acknowledged himself/herself to be the ____________________________ of NEW TIBURON, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                 __________________________________
                                  Notary Public


My commission expires:





STATE OF ____________________      )
                                   ) SS:
COUNTY OF                          )


On this, the _____ day of June, 2003, before me, a Notary Public, the undersigned officer, personally appeared ____________________________, who acknowledged himself/herself to be the ____________________________ of NORMENT SECURITY GROUP, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                 __________________________________
                                  Notary Public


My commission expires:





STATE OF ____________________      )
                                   ) SS:
COUNTY OF                          )


On this, the _____ day of June, 2003, before me, a Notary Public, the undersigned officer, personally appeared ____________________________, who acknowledged himself/herself to be the ____________________________ of NORSHIELD CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                 __________________________________
                                  Notary Public


My commission expires:





STATE OF ____________________      )
                                   ) SS:
COUNTY OF                          )


On this, the _____ day of June, 2003, before me, a Notary Public, the undersigned officer, personally appeared ____________________________, who acknowledged himself/herself to be the ____________________________ of QUANTA SYSTEMS CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                 __________________________________
                                  Notary Public


My commission expires:



STATE OF ____________________      )
                                   ) SS:
COUNTY OF                          )


On this, the _____ day of June, 2003, before me, a Notary Public, the undersigned officer, personally appeared ____________________________, who acknowledged himself/herself to be the ____________________________ of SECURETRAVEL, INC., formerly SYSCO SECURITY SYSTEMS, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                 __________________________________
                                  Notary Public


My commission expires:





COMMONWEALTH OF PENNSYLVANIA     )
                                 ) SS:
COUNTY OF                        )


     On this, the _____ day of June, 2003, before me, a Notary Public, the undersigned officer, personally appeared Thomas J. Fowlston, who acknowledged himself to be the Vice President of PNC BANK, NATIONAL ASSOCIATION and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said bank as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                 __________________________________
                                  Notary Public


My commission expires:




STATE OF ____________________     )
                                  ) SS:
COUNTY OF                         )


     On this, the _____ day of June, 2003, before me, a Notary Public, the undersigned officer, personally appeared ___________________, who acknowledged himself to be the Regional President of SUNBANK, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said bank as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                 __________________________________
                                  Notary Public


My commission expires:








APPENDIX 1

FORM OF SUNBANK ASSIGNMENT AND ASSUMPTION AGREEMENT


                  ASSIGNMENT AND ASSUMPTION AGREEMENT

     Reference is made to the Credit Agreement dated as of November
16, 2001, as the same may be modified, supplemented or amended from time to time, including, without limitation, as amended by that First Amendment to Credit Agreement dated as of December 19, 2001, that Second Amendment to Credit Agreement dated as of April 22, 2002, that Third Amendment to Credit Agreement dated as of September 30, 2002 and that Fourth Amendment to Credit Agreement dated as of March 21, 2003 (the "Credit Agreement") by and among COMPUDYNE CORPORATION, a Nevada corporation (the "Borrower"), the Guarantor subsidiaries and affiliates of the Borrower parties thereto, the Banks as defined therein, and PNC Bank, National Association, individually and in its capacity as agent ("Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

     SUNTRUST BANK (the "Assignor") and SUNBANK (the "Assignee"), intending to be legally bound hereby, make this Assignment and Assumption Agreement as of this 27th day of June, 2003 and hereby agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITHOUT RECOURSE to the Assignor, 49.1857% interest in and to all of the Assignor's rights, obligations and Commitment under the Credit Agreement as of the Effective Date (as defined below), including without limitation, such percentage interest in the Assignor's Commitment as in effect on the Effective Date, the Loans owing to the Assignor on the Effective Date and the Notes evidencing the outstanding Loans held by the Assignor.

     2. The Assignor (i) represents and warrants that, as of the date hereof, its Commitment (a) under the Revolving Credit Facility, is $11,200,000 with an unpaid principal amount of $4,800,000 and (b) under the Term Loan Facility, is $2,000,000 in original principal amount with a current unpaid principal balance of $998,666.65; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under the Credit Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto; and
(v) attaches the Notes referred to in paragraph 1 above and requests that the Agent exchange such Notes for new Notes as follows:


     a) Partially exchange existing Amended and Restated Revolving Credit Note dated April 22, 2002 in the stated principal amount of $12,000,000 payable to SunTrust Bank (the "SunTrust Revolving Note") for a Revolving Credit Note of Borrower in favor of Assignee. Upon closing under that Assignment and Assumption Agreement dated even date herewith between SunTrust Bank and PNC Bank, National Association regarding the remaining portion of the SunTrust Revolving Credit Facility Commitment, the SunTrust Revolving Note shall be deemed satisfied and cancelled; and

     b) Partially exchange existing Term Note dated December 19, 2001 in the stated principal amount of $2,000,000 payable to SunTrust Bank (the "SunTrust Term Note") for a Term Note of Borrower in favor of Assignee. Upon closing under that Assignment and Assumption Agreement dated even date herewith between SunTrust Bank and PNC Bank, National Association regarding the remaining portion of the SunTrust Term Loan Commitment, the SunTrust Term Note shall be deemed satisfied and cancelled.

     3.	The Assignee (i) confirms that it has received a copy of the
Credit Agreement, together with copies of the financial statements
(if any) referred to in Sections 6.1.9 [Financial Statements] and
8.3 [Reporting Requirements] of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such actions on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof;
(iv) agrees that it will become a party to and be bound by the Credit Agreement from and after the Effective Date as if it were an original Bank thereunder and will have the rights and obligations of a Bank thereunder and will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; (v) specifies as its address for notices the office set forth beneath its name on the signature pages hereof.

     4.	The effective date of this Assignment and Assumption shall be
June 27, 2003 (the "Effective Date"). Following the execution of this Assignment and Assumption, it will be delivered to the Agent for acceptance and recording by the Agent.

     5.	Upon such acceptance and recording, as of the Effective Date,
(i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Bank thereunder and under the Loan Documents and
(ii) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement, and the Commitments of the Assignor and the Assignee shall be as set forth in Schedule I hereto.

     6.	Upon such acceptance and recording, from and after the Effective
Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal and interest fees with respect thereto, less the Agent's Fee) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

     7.	The Assignor makes this assignment to the Assignee in
consideration of the payment by the Assignee to the Agent of $3,163,400 receipt of which is hereby acknowledged by the Assignor.

     8. This Assignment and Assumption shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania excluding its rules relating to conflicts of laws.


SUNTRUST BANK


By:
Name:
Title:



SUNBANK


By:
Name:
Title:



Notice Address:
1100 Spring Garden Drive
Suite A
Middletown, PA  17057
Telephone No.: (717) 831-0008
Telecopier No.: (717) 831-0072
Attn: David Diffenderffer



CONSENTED TO this ____day of June, 2003



PNC BANK, NATIONAL ASSOCIATION, as Agent


By:

Name:

Title:




COMPUDYNE CORPORATION


By:

Name:

Title:


                                SCHEDULE I




                    Amount of Commitment           Amount of Loans
                  as of the Effective Date    as of the Effective Date


SunTrust Bank 1         $      -0-                   $      -0-

SunBank 2               $ 6,000,000                  $ 3,163,400


---------------------

1 After giving effect to the Assignment and Assumption Agreement dated even date herewith between Assignor and PNC Bank, National Association

2 After giving effect to the modifications in the Commitment amounts set forth in that Fifth Amendment to Credit Agreement dated even date herewith among Assignee, PNC Bank, National Association, as agent, the Banks parties thereto and the Guarantors parties thereto.









APPENDIX 2

FORM OF PNC ASSIGNMENT AND ASSUMPTION AGREEMENT

               ASSIGNMENT AND ASSUMPTION AGREEMENT

Reference is made to the Credit Agreement dated as of November 16, 2001, as the same may be modified, supplemented or amended from time to time, including, without limitation, as amended by that First Amendment to Credit Agreement dated as of December 19, 2001, that Second Amendment to Credit Agreement dated as of April 22, 2002, that Third Amendment to Credit Agreement dated as of September 30, 2002 and that Fourth Amendment to Credit Agreement dated as of March 21, 2003 (the "Credit Agreement") by and among COMPUDYNE CORPORATION, a Nevada corporation (the "Borrower"), the Guarantor subsidiaries and affiliates of the Borrower parties thereto, the Banks as defined therein, and PNC Bank, National Association, individually and in its capacity as agent ("Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

SUNTRUST BANK (the "Assignor") and PNC BANK, NATIONAL ASSOCIATION (the "Assignee"), intending to be legally bound hereby, make this Assignment and Assumption Agreement as of this 27th day of June, 2003 and hereby agree as follows:

  1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITHOUT RECOURSE to the Assignor, 50.8143% interest in and to all of the Assignor's rights, obligations and Commitment under the Credit Agreement as of the Effective Date (as defined below), including without limitation, such percentage interest in the Assignor's Commitment as in effect on the Effective Date, the Loans owing to the Assignor on the Effective Date and the Notes evidencing the outstanding Loans held by the Assignor.

  2. The Assignor (i) represents and warrants that, as of the date hereof, its Commitment (a) under the Revolving Credit Facility, is $11,200,000 with an unpaid principal amount of $4,800,000 and (b) under the Term Loan Facility, is $2,000,000 in original principal amount with a current unpaid principal amount of $998,666.65; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under the Credit Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto; and (v) attaches the Notes referred to in paragraph 1 above and requests that the Agent exchange such Notes for new Notes as follows:

     a) Partially exchange existing Amended and Restated Revolving Credit Note dated April 22, 2002 in the stated principal amount of $12,000,000 payable to SunTrust Bank (the "SunTrust Revolving Note") for a Third Amended and Restated Revolving Credit Note of Borrower in favor of Assignee. Upon closing under that Assignment and Assumption Agreement dated even date herewith between SunTrust Bank and SunBank regarding the remaining portion of the SunTrust Revolving Credit Facility Commitment, the SunTrust Revolving Note shall be deemed satisfied and cancelled; and

     b) Partially exchange existing Term Note dated December 19, 2001 in the stated principal amount of $2,000,000 payable to SunTrust Bank (the "SunTrust Term Note") for a Second Amended and Restated Term Note of Borrower in favor of Assignee. Upon closing under the that Assignment and Assumption Agreement dated even date herewith between SunTrust Bank and SunBank regarding the remaining portion of the SunTrust Term Loan Commitment, the SunTrust Term Note shall be deemed satisfied and cancelled.

  3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements (if any) referred to in Sections 6.1.9 [Financial Statements] and 8.3 [Reporting Requirements] of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; and
(ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

  4. The effective date of this Assignment and Assumption shall be June 27, 2003 (the "Effective Date"). Following the execution of this Assignment and Assumption, it will be delivered to the Agent for acceptance and recording by the Agent.

  5. Upon such acceptance and recording, as of the Effective Date, the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement, and the Commitments of the Assignor and the Assignee shall be as set forth in Schedule I hereto.

  6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal and interest fees with respect thereto, less the Agent's Fee) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

  7. The Assignor makes this assignment to the Assignee in consideration of the payment to the Agent of $2,635,266.65 receipt of which is hereby acknowledged by the Assignor. In addition to the foregoing payment, Assignor retains its rights to payment from the Agent of accrued interest and unused commitment fees in the amount of $32,020.08.

  8. This Assignment and Assumption shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania excluding its rules relating to conflicts of laws.


SUNTRUST BANK



By:
Name:
Title:




PNC BANK, NATIONAL ASSOCIATION



By:
Name:
Title:



Notice Address:
4242 Carlisle Pike
Camp Hill, PA  17011
Telephone No.: (717) 730-2404
Telecopier No.: (717) 730-2387
Attn: Thomas J. Fowlston



CONSENTED TO this ____ day of June, 2003



PNC BANK, NATIONAL ASSOCIATION, as Agent



By:

Name: Thomas J. Fowlston
Title:  Vice President




COMPUDYNE CORPORATION



By:

Name:

Title:


                             SCHEDULE I


                    Amount of Commitment
                  as of the Effective Date       Amount of Loans
                                             as of the Effective Date

SunTrust Bank 1          $   -0-                  $      -0-


PNC Bank 2              $21,496,666.65              $12,386,081.44



---------------------
1 After giving effect to the Assignment and Assumption Agreement dated even date herewith between Assignor and SunBank.

2 After giving effect to the existing Commitment of PNC and the modifications in the Commitment amounts set forth in that Fifth Amendment to Credit Agreement dated even date herewith among Assignee PNC Bank, National Association, as agent, the Banks parties thereto and the Guarantors parties thereto.













APPENDIX 3

FORM OF SUNBANK NOTES



                         REVOLVING CREDIT NOTE



$5,455,000.00                                           June 27, 2003


     FOR VALUE RECEIVED, the undersigned, COMPUDYNE CORPORATION, a Nevada corporation (the "Borrower"), hereby promises to pay to the order of SUNBANK (the "Bank"), at the Principal Office (as such term is defined in Section 1.1 [Certain Definitions] of the Credit Agreement) of PNC Bank, National Association (the "Agent"), the lesser of (i) the rincipal sum of Five Million Four Hundred Fifty-Five Thousand Dollars (U.S. $5,455,000.00), and (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Bank to the Borrower pursuant to Section 2.1 [Revolving Credit Commitments] of the Credit Agreement dated November 16, 2001 among the Borrower, each of the Guarantors, the Banks party thereto, the Agent and the Bank (as amended by that First Amendment to Credit Agreement dated as of December 19, 2001, that Second Amendment to Credit Agreement dated as of April 22, 2002, that Third Amendment to Credit Agreement dated as of September 30,
2002, that Fourth Amendment to Credit Agreement dated as of March 21, 2003 and that Fifth Amendment to Credit Agreement dated even date herewith, and as the same may be further amended or renewed from time to time, the "Credit Agreement"). Such principal sum shall be payable on the time or times provided in Section 5.1 [Payments] of the Credit Agreement, provided that all amounts due under the Credit Agreement shall, unless previously paid, be paid in full on the Expiration Date.

     The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 4.1 [Interest Rate Options] of, or as otherwise provided in, the Credit Agreement.

     If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (or the prior Business Day (as such term is defined in Section 1.1 [Certain Definitions] of the Credit Agreement) in respect of certain Revolving Credit Loans to which the Euro-Rate Option (as such term is defined in Section 1.1 [Certain Definitions] of the Credit Agreement) applies) and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action. Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the Principal Office (as such term is defined in Section 1.1 [Certain Definitions] of the Credit Agreement) of the Agent, in lawful money of the United States of America in immediately available funds.

     This Note is one of the Revolving Credit Notes referred to in, evidences indebtedness incurred under, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents, including, without limitation, the representations, warranties, covenants, conditions, security interests or liens contained or granted therein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

     All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement. No failure to exercise and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     This Note shall bind the Borrower and Borrower's successors and assigns, and the benefits hereof shall inure to the benefit of the Bank, the Agent and their respective successors and assigns. All references herein to the "Borrower", the "Bank" and the "Agent" shall be deemed to apply to the Borrower, the Bank and the Agent, respectively, and their respective successors and assigns.

     This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

     IN WITNESS WHEREOF, the undersigned has executed this Note by its duly authorized officers.

                          COMPUDYNE CORPORATION, a Nevada
                          corporation


                          By:      _____________________________
                          Name:    _____________________________
                          Title:   _____________________________








                             TERM NOTE


$545,000.00                                              June 27, 2003


     FOR VALUE RECEIVED, the undersigned, COMPUDYNE CORPORATION, a
Nevada corporation (the "Borrower"), hereby unconditionally promises to pay to the order of SUNBANK (the "Bank"), at the Principal Office (as such term is defined in Section 1.1 [Certain Definitions] of the Credit Agreement) of PNC Bank, National Association (the "Agent"), in the installments referred to below, in lawful money of the United States of America and in immediately available funds, the principal amount of
(a) Five Hundred Forty-Five Thousand U.S. Dollars (U.S. $545,000.00), or if less (b) the aggregate principal amount of all Term Loans made by the Bank to the Borrower pursuant to Section 3.1 [Term Loan Commitments] of the Credit Agreement referred to below. The Borrower further agrees to pay interest accrued on the unpaid principal amount outstanding hereunder from time to time from the date hereof in like money at such Principal Office (as such term is defined in Section 1.1
[Certain Definitions] of the Credit Agreement referred to below) at the rates and on the dates specified in Section 3.3 [Term Loan Notes] of the Credit Agreement, together with all other costs, fees and expenses as provided in the Credit Agreement.

     The Borrower shall make principal payments on this Note in installments due on the dates specified in the Credit Agreement and in the amounts determined in accordance with the provisions thereof; provided that, the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon. All outstanding principal and accrued and unpaid interest shall be due and payable on such date as is set forth in Section 3.3 [Term Loan Notes] of the Credit Agreement.

     This Note is one of the Term Notes referred to in, evidences indebtedness incurred under, and is entitled to the benefits of, the Credit Agreement, dated as of the date hereof (said Agreement, as amended by that First Amendment to Credit Agreement dated as of December 19, 2001, that Second Amendment to Credit Agreement dated as of April 22, 2002, that Third Amendment to Credit Agreement dated as of September 30, 2002, that Fourth Amendment to Credit Agreement dated as of March 21, 2003 and that Fifth Amendment to Credit Agreement dated even date herewith, and as it may be amended, supplemented or otherwise modified from time to time, being referred to as the "Credit Agreement"), among the Borrower, the Guarantors, the Bank, the other banks and financial institutions parties thereto, and Agent. The Credit Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for voluntary or mandatory prepayments of the principal hereof prior to the maturity thereof, for a higher rate of interest hereunder on amounts past due and, in certain circumstances, in the case of an Event of Default, for the amendment or waiver of certain provisions of the Credit Agreement and for certain security interests granted by the Borrower and certain related entities. Reference is made to the Credit Agreement and the other Loan Documents for a statement of the terms and conditions under which the Term Loan evidenced hereby has been secured.
Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     This Note shall bind the Borrower and Borrower's successors and assigns, and the benefits hereof shall inure to the benefit of the Bank, the Agent and their respective successors and assigns. All references herein to the "Borrower", the "Bank" and the "Agent" shall be deemed to apply to the Borrower, the Bank and the Agent, respectively, and their respective successors and assigns.

     Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement. This Note shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.



                               COMPUDYNE CORPORATION, a Nevada
                               corporation


                               By:    ________________________________
                               Name:  ________________________________
                               Title: ________________________________












APPENDIX 4

FORM OF AMENDED PNC NOTES


                       THIRD AMENDED AND RESTATED
                         REVOLVING CREDIT NOTE


$19,545,000.00                                           June 30, 2003


     FOR VALUE RECEIVED, the undersigned, COMPUDYNE CORPORATION, a Nevada corporation (the "Borrower"), hereby promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank"), at the Principal Office (as such term is defined in Section 1.1 [Certain Definitions] of the Credit Agreement) of PNC Bank, National Association (the "Agent"), the lesser of
(i) the principal sum of Nineteen Million Five Hundred Forty-Five Thousand Dollars (U.S. $19,545,000.00), and (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Bank to the Borrower pursuant to Section 2.1 [Revolving Credit Commitments] of the Credit Agreement dated November 16, 2001 among the Borrower, each of the Guarantors, the Banks party thereto, the Agent and the Bank (as amended by that First Amendment to Credit Agreement dated as of December 19, 2001, that Second Amendment to Credit Agreement dated as of April 22, 2002, that Third Amendment to Credit Agreement dated as of September 30, 2002, that Fourth Amendment to Credit Agreement dated as of March 21, 2003 and that Fifth Amendment to Credit Agreement dated even date herewith, and as the same may be further amended or renewed from time to time, the "Credit Agreement"). Such principal sum shall be payable on the time or times provided in Section 5.1 [Payments] of the Credit Agreement, provided that all amounts due under the Credit Agreement shall, unless previously paid, be paid in full on the Expiration Date.

     The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 4.1 [Interest Rate Options] of, or as otherwise provided in, the Credit Agreement.

     If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (or the prior Business Day (as such term is defined in Section 1.1 [Certain Definitions] of the Credit Agreement) in respect of certain Revolving Credit Loans to which the Euro-Rate Option
(as such term is defined in Section 1.1 [Certain Definitions] of the Credit Agreement) applies) and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

     Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the Principal Office (as such term is defined in Section 1.1 [Certain Definitions] of the Credit Agreement) of the Agent, in lawful money of the United States of America in immediately available funds.

     This Note is one of the Revolving Credit Notes referred to in, evidences indebtedness incurred under, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents, including, without limitation, the representations, warranties, covenants, conditions, security interests or liens contained or granted therein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

     All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement. No failure to exercise and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     This Note shall bind the Borrower and Borrower's successors and assigns, and the benefits hereof shall inure to the benefit of the Bank, the Agent and their respective successors and assigns. All references herein to the "Borrower", the "Bank" and the "Agent" shall be deemed to apply to the Borrower, the Bank and the Agent, respectively, and their respective successors and assigns.

     This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

     This Note amends, restates and replaces in its entirety that Second Amended and Restated Revolving Credit Note dated April 22, 2002 of the Borrower to the Bank in the stated principal amount of $18,000,000
(the "Prior Note"). By execution and delivery of this Restated Note, the Borrower hereby represents, covenants and agrees that (i) the indebtedness and obligations evidenced by the Prior Note, as amended and restated hereby, and the Loan Documents continue in full force and effect as valid and binding obligations of the Borrower, fully enforceable in accordance with their respective terms and (ii) as of the date hereof, the Borrower has no defense, set-off, claim or counter-claim against or with respect to full and prompt payment and performance by Borrower of all of Borrower's debts, liabilities and obligations to Bank hereunder and under the other Loan Documents.


     IN WITNESS WHEREOF, the undersigned has executed this Note by its duly authorized officers.

                             COMPUDYNE CORPORATION, a Nevada
                             corporation

                             By:    _____________________________
                             Name:  _____________________________
                             Title: _____________________________








                  SECOND AMENDED AND RESTATED TERM NOTE


$1,951,666.65                                              June 30, 2003


     FOR VALUE RECEIVED, the undersigned, COMPUDYNE CORPORATION, a Nevada corporation (the "Borrower"), hereby unconditionally promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank"), at the Principal Office (as such term is defined in Section 1.1
[Certain Definitions] of the Credit Agreement) of PNC Bank, National Association (the "Agent"), in the installments referred to below, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) One Million Nine Hundred Fifty-One Thousand Six Hundred Sixty-Six and 65/100 U.S. Dollars
(U.S. $1,951,666.65), or if less (b) the aggregate principal amount of all Term Loans made by the Bank to the Borrower pursuant to Section 3.1 [Term Loan Commitments] of the Credit Agreement referred to below.
The Borrower further agrees to pay interest accrued on the unpaid principal amount outstanding hereunder from time to time from the date hereof in like money at such Principal Office (as such term is defined in Section 1.1 [Certain Definitions] of the Credit Agreement referred to below) at the rates and on the dates specified in Section 3.3
[Term Loan Notes] of the Credit Agreement, together with all other costs, fees and expenses as provided in the Credit Agreement.

     The Borrower shall make principal payments on this Note in installments due on the dates specified in the Credit Agreement and in the amounts determined in accordance with the provisions thereof; provided that, the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon. All outstanding principal and accrued and unpaid interest shall be due and payable on such date as is set forth in Section 3.3 [Term Loan Notes] of the Credit Agreement.

     This Note is one of the Term Notes referred to in, evidences indebtedness incurred under, and is entitled to the benefits of, the Credit Agreement, dated as of the date hereof (said Agreement, as amended by that First Amendment to Credit Agreement dated as of December 19, 2001, that Second Amendment to Credit Agreement dated as of April 22, 2002, that Third Amendment to Credit Agreement dated as of September 30, 2002, that Fourth Amendment to Credit Agreement dated as of March 21, 2003 and that Fifth Amendment to Credit Agreement dated even date herewith, and as it may be amended, supplemented or otherwise modified from time to time, being referred to as the "Credit Agreement"), among the Borrower, the Guarantors, the Bank, the other banks and financial institutions parties thereto, and Agent. The Credit Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for voluntary or mandatory prepayments of the principal hereof prior to the maturity thereof, for a higher rate of interest hereunder on amounts past due and, in certain circumstances, in the case of an Event of Default, for the amendment or waiver of certain provisions of the Credit Agreement and for certain security interests granted by the Borrower and certain related entities. Reference is made to the Credit Agreement and the other Loan Documents for a statement of the terms and conditions under which the Term Loan evidenced hereby has been secured. Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     This Note shall bind the Borrower and Borrower's successors and assigns, and the benefits hereof shall inure to the benefit of the Bank, the Agent and their respective successors and assigns. All references herein to the "Borrower", the "Bank" and the "Agent" shall be deemed to apply to the Borrower, the Bank and the Agent, respectively, and their respective successors and assigns.

     Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement. This Note shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

     This Note amends, restates and replaces in its entirety that Term Note (Amended and Restated) dated December 19, 2001 of the Borrower to the Bank in the stated principal amount of $3,000,000 (the "Prior Note"). By execution and delivery of this Restated Note, the Borrower hereby represents, covenants and agrees that (i) the indebtedness and obligations evidenced by the Prior Note, as amended and restated hereby, and the Loan Documents continue in full force and effect as valid and binding obligations of the Borrower, fully enforceable in accordance with their respective terms and (ii) as of the date hereof, the Borrower has no defense, set-off, claim or counter-claim against or with respect to full and prompt payment and performance by Borrower of all of Borrower's debts, liabilities and obligations to Bank hereunder and under the other Loan Documents.


                          COMPUDYNE CORPORATION, a Nevada
                          corporation


                          By:________________________________
                          Name:______________________________
                          Title:_____________________________